UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Tammy L. Schultz
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Insurance Company and does hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tammy L. Schultz	Dated as of April 19, 2018
Tammy L. Schultz
Chairman, President and Chief Executive Officer

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Keith Demmings
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as his agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Insurance Company and does hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Keith Demmings	Dated as of April 19, 2018
Keith Demmings
Director

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Eric Kurzrok
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as his agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Insurance Company and does hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Eric Kurzrok	Dated as of April 19, 2018
Eric Kurzrok
Director

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Richard Dzaidzio
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as his agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Insurance Company and does hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Richard Dzaidzio	Dated as of April 19, 2018
Richard Dzaidzio
Director

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Paula SeGuin
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Insurance Company and does hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula SeGuin	Dated as of April 19, 2018
Paula SeGuin
Vice President, Director

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Tamrha V. Mangelsen
does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 19, 2018 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Insurance Company and does hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tamrha V. Mangelsen	Dated as of April 19, 2018
Tamrha V. Mangelsen
Chief Financial Officer, Treasurer, Assistant Secretary